EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Royal BodyCare, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Clinton H. Howard, Chairman of the Board and Chief Executive Officer of the Company, does hereby certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ Clinton H. Howard
Clinton H. Howard
Chairman of the Board and Chief Executive Officer
March 29, 2005

A signed original of this written statement required by Section 906 has been provided to Royal BodyCare, Inc. and will be retained by Royal BodyCare, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.